UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

________________

Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Greenland Technologies Holding Corporation
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

GREENLAND TECHNOLOGIES HOLDING CORPORATION

NOTICE OF 2024 ANNUAL MEETING OF SHAREHOLDERS
To be Held Virtually on December 27, 2024, at 9:30 a.m. EST

To the Shareholders of Greenland Technologies Holding Corporation:

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Greenland Technologies Holding Corporation, a British Virgin Islands company (the “Company”) for use at the 2024 annual meeting of shareholders of the Company (the “Meeting”) and at all adjournments and postponements thereof. The Meeting will be held virtually on December 27, 2024, at 9:30 a.m. EST. The Company will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will have an equal opportunity to participate at the Meeting and engage with the directors, management, and other shareholders of the Company online, regardless of their geographic location. Inside this document, you can find important information and detailed instructions about how to participate in the Meeting.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting at www.virtualshareholdermeeting.com/GTEC2024. Beneficial shareholders who hold their ordinary shares of the Company through a broker, investment dealer, bank, trust corporation, custodian, nominee or other intermediary who have not duly appointed themselves as proxyholder will be able to attend as guest and view the webcast, but will not be able to participate in or vote at the Meeting.

The Meeting and any or all adjournments thereof will be held to consider and vote upon the following proposals (the “Proposals”, each a “Proposal”):

1.      To elect Peter Ming Zhao, Charles Athle Nelson, and Zheng He (the “Director Nominees”) to serve as a Class I director until the annual shareholders meeting in 2026 and until their successors are duly elected and qualified (the “Director Election Proposal”);

2.      To ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

3.      To instruct the chairman of the Meeting adjourn the Meeting to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event the Company does not receive the requisite shareholder vote to approve the Proposals (the “Adjournment Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s ordinary shares at the close of business on December 5, 2024 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote.

Your vote is important, regardless of the number of ordinary shares you own. Shareholders who are unable to attend the Meeting or any adjournment thereof and who wish to ensure that their Ordinary Shares will be voted are requested to complete, date and sign the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement accompanying this Notice and (i) vote it online at www.proxyvote.com, (ii) vote it by phone at 1-800-690-6903, or (iii) mail it or deposit it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

A complete list of shareholders of record entitled to vote at the Meeting will be available for ten days before the Meeting at the principal executive office of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to shareholders on or about December 6, 2024.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By order of the Board,
/s/ Raymond Z. Wang
Raymond Z. Wang
Chief Executive Officer and President
December 6, 2024

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Shareholder Meeting to be Held Virtually on December 27, 2024 at 9:30 a.m. EST

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.proxyvote.com.

i

GREENLAND TECHNOLOGIES HOLDING CORPORATION
PROXY STATEMENT

2024 ANNUAL MEETING OF SHAREHOLDERS
to be held virtually on December 27, 2024, at 9:30 a.m. EST

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which the board of directors (the “Board”) of Greenland Technologies Holding Corporation (the “Company”, “us”, “we” or “our”) would like you, as a shareholder, to vote at the annual meeting of shareholders (the “Meeting”), which will take place on December 27, 2024, at 9:30 a.m. EST. The Company will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will have an equal opportunity to participate at the Meeting and engage with the directors, management, and other shareholders of the Company online, regardless of their geographic location.

The Meeting and any adjournment thereof for the purposes set forth in the notice of meeting enclosed in this proxy statement will be held on December 27, 2024 at 9:30 a.m. EST as a virtual only Meeting via live audio webcast online at: www.virtualshareholdermeeting.com/GTEC2024.

Shareholders are being asked to consider and vote upon proposals (the “Proposals”, each a “Proposal”) to (i) elect each of Ming Zhao, Charles Athle Nelson, and Zheng He (the “Director Nominees”, each a “Director Nominee”) to the serve as a Class I director of the Company until the annual shareholders meeting in 2026 and until their successors are duly elected and qualified (the “Director Election Proposal”), (ii) ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”), and (iii) instruct the chairman of the Meeting adjourn the Meeting to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event the Company does not receive the requisite shareholder vote to approve the Proposals (the “Adjournment Proposal”).

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at this Meeting?

Shareholders who owned ordinary shares of the Company on December 5, 2024 (the “Record Date”) may attend and vote at the Meeting. There were 13,594,530 ordinary shares outstanding on the Record Date. All ordinary shares shall have one vote per share. Information about the ownership of our directors, executive officers and significant shareholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 12 of this proxy statement.

What is the proxy card?

The card enables you to appoint Raymond Z. Wang, the Company’s chief executive officer, and Jing Jin, the Company’s chief financial officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that shareholders vote “FOR” the election of each of the Director Nominees listed in proposal No. 1 and “FOR” each of proposals No. 2 and No. 3.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our shareholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer& Trust Company, you are a “shareholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote at the Meeting.

How do I vote?

If you were a shareholder of record of the Company’s ordinary shares on the Record Date, you may vote electronically at the Meeting or by submitting a proxy. Each ordinary share that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1)    You may submit your proxy by mail.    You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•        as you instruct, and

•        according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•        FOR each nominee for director;

•        FOR the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

•        According to the best judgment of the Company’s Chief Executive Officer and Chairman of the Board if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2)    You may vote online at proxyvote.com.

(3)    You may vote by telephone at 1-800-690-6903.

(4)    You may vote electronically at the Meeting by following the instructions available on the Meeting website www.virtualshareholdermeeting.com/GTEC2024.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

•        sending a written notice to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 before the polls close at this Meeting; or

•        attending the Meeting and voting electronically.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the shareholder desires to vote on a proposal will be voted in favor of the election of each Director Nominee and other proposals presented to the shareholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote at the Meeting.

What vote is required to elect the Director Nominees as directors of the Company?

The election of each Director Nominee requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote at the Meeting.

How many votes are required to ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024?

The proposal to ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the ordinary shares voted at the Meeting or represented by proxy and entitled to vote by the holders of ordinary shares entitled to vote at the Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact us by sending a letter to the offices of the Company at 50 Millstone Road, Building 400, Suite 130, East Windsor, NJ 08512 with any questions about proposals described in this proxy statement or how to execute your vote.

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

General

We are furnishing this proxy statement to you, as a shareholder of Greenland Technologies Holding Corporation, as part of the solicitation of proxies by our Board for use at the Meeting to be held on December 27, 2024, and any adjournment or postponement thereof. This proxy statement is first being furnished to shareholders on or about November 21, 2024. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held virtually on December 27, 2024, at 9:30 a.m. EST, or such other date, time and place to which the Meeting may be adjourned or postponed. Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting at www.virtualshareholdermeeting.com/GTEC2024.

Purpose of the Meeting

At the Meeting, the Company will ask shareholders to consider and vote upon the following proposals:

1.      To elect each of Peter Ming Zhao, Charles Athle Nelson, and Zheng He to serve as a Class I director until the annual shareholders meeting in 2026 and until their successors are duly elected (the “Director Election Proposal”);

2.      To ratify the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

3.      To instruct the chairman of the Meeting adjourn the Meeting to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event the Company does not receive the requisite shareholder vote to approve the Proposals (the “Adjournment Proposal”).

Record Date and Voting Power

Our Board fixed the close of business on December 5, 2024, as the record date for the determination of the outstanding ordinary shares entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 13,594,530 ordinary shares outstanding. Each ordinary share entitles the holder thereof to one vote. Accordingly, a total of 13,594,530 votes may be cast at the Meeting.

Quorum and Required Vote

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the ordinary shares outstanding and entitled to vote at the Meeting vote at the Meeting or are represented by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 — the Director Election Proposal (election of each of the Director Nominees) requires the affirmative vote of a majority of the ordinary shares entitled to vote in the election of directors which are represented at the Meeting or by proxy and voted. Abstentions and broker non-votes will have no direct effect on the election of directors;

Proposal No. 2 — the Auditor Ratification Proposal (ratification of the appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024) requires the affirmative vote of a majority of the ordinary shares entitled to vote in the election of directors which are represented at the Meeting or by proxy and voted. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal; and

Proposal No. 3 — the Adjournment Proposal (authorization of the chairman of the Meeting adjourn the Meeting to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event the Company does not receive the requisite shareholder vote to approve the Proposals) requires the affirmative vote of a majority of the ordinary shares entitled to vote in the election of directors which are represented at the Meeting or by proxy and voted. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies

Any proxy may be revoked by the shareholder of record giving it at any time before it is voted. A proxy may be revoked by (A) sending to our proxy agent at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 , either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending the Meeting and voting electronically.

If the shares are held by the broker or bank as a nominee or agent, the beneficial owners should follow the instructions provided by their broker or bank.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Our Amended and Restated Memorandum of Association and Articles of Association, effective on October 24, 2019, do not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions about Voting Your Shares

You can contact us by sending a letter to the offices of the Company at 50 Millstone Road, Building 400, Suite 130, East Windsor, NJ 08512, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512. The Company’s telephone number at such address is 1 (888) 827-4832.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee of the Board and approved by our Board to stand for election as Director Nominees. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any Director Nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Information Regarding the Company’s Directors and Director Nominees

Nominees for Class I directors

The Director Nominees recommended by the Board are as follows:

Name	Age	Position
Ming Zhao(1)(4)	48	Independent Director
Charles Athle Nelson(1)(2)(3)(4)	71	Independent Director
Zheng He	56	Independent Director Nominee

____________

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the nominating and corporate governance committee

(4)      Class I director

Mr. Ming Zhao has served as our independent director since December 2020. Mr. Zhao has served as the chief financial officer at China Jo-Jo Drugstores Inc (Nasdaq: CJJD) since August 2011. Mr. Zhao is a licensed certified public accountant. He received his bachelor’s degree in accounting from Central University of Finance and Economic in Beijing in July 1999 and his master’s degree in professional accounting from the University of Washington in December 2002.

Mr. Charles Athle Nelson has served as our independent director since December 2020. Mr. Nelson has been active in the capital markets for the past 35 years. He began his financial career as a market representative with American International Group and in 1979 joined Dean Witter Reynolds as a Financial Advisor, working with high net worth and institutional clients. In 1980, he joined Drexel Burnham and Lambert, and subsequently, at Ladenberg, Thalmann and then at Auerbach Pollack and Richardson originated equity and investment banking transactions. Over the last 20 years, Mr. Nelson has been involved with financing companies in the fintech, healthcare and bio-pharma spaces through private equity and public financing including listings on the Nasdaq and the NYSE. Mr. Nelson holds a bachelor’s degree in arts from Villanova University and an MBA from Rutgers University.

Mr. Zheng He is our director nominee. Since April 2018, Mr. Zheng He has served as the vice precedent of Hengyuan Technology Group in China, responsible for overseeing the company’s asset management practices, mergers and acquisitions, and project investments. Currently, Mr. Zheng He also serves as the director of Jiangsu Tuniu New Energy Co., Ltd. and Hangzhou Zhaoheng Intelligent Vehicles Co., Ltd., companies specializing in the manufacture and sale of electric vehicles in China. Mr. Zheng He received his bachelor’s degree in Industrial and Civil Architecture from Zhejiang University of Technology in China in 1990, and received his master’s degree in business administration from Zhejiang University in China in 1999.

Class II Directors Whose Term Expires at the Annual Shareholder Meeting in 2025

Name	Age	Position
Peter Zuguang Wang(4)	70	Director and Chairman of the Board of Directors
Frank Shen(1)(2)(3)(4)	55	Independent Director

____________

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the nominating and corporate governance committee

(4)      Class II director

Mr. Peter Zuguang Wang has served as the chairman of the Board since October 24, 2019. In addition, Mr. Wang has served as Zhongchai Holding’s sole director since its inception in April 2009. He has also served as the Chief Executive Officer of Cenntro Automotive Group, a company that designs and manufactures all-electric utility vehicles for sale in the United States, Europe and PRC, since February 2013. Mr. Peter Wang has served as the president of Shangri-La Plantation LLC since August 2002. Mr. Peter Wang has served as the chief executive officer and chairman of the board of directors of Cenntro Electric Group Limited, a Nasdaq listed company (Nasdaq: CENN) since its inception in May 2017. Mr. Wang has also served as the managing director of Cenntro Holding Limited and Cenntro Enterprises Limited since December 2005 and October 2020, respectively. Mr. Wang earned his dual Bachelor of Science degrees in Mathematics and Computer Science and Master of Science degree in Electrical Engineering from University of Illinois at Chicago in 1983. He received a Master of Business Administration degree in Marketing from Nova South-eastern University.

Mr. Frank Shen has served as our independent director since December 2020. Mr. Shen has more than 20 years of research and development and operation experience in telecommunication and networking technology. Since March 2013, Mr. Shen has served as an engineer at Mitel Networks, a well-known telecommunications company. Mr. Shen received his bachelor’s degree in electrical & computer engineering and his master of telecommunication from Zhejiang University.

Class II Director Whose Term Expires at the Annual Shareholder Meeting in 2024

Name	Age	Position
Everett Xiaolin Wang *	63	Independent Director

____________

*        Member of the compensation committee, the nominating and corporate governance committee, and a Class I director

Mr. Everett Xiaolin Wang has served as our independent director since October 24, 2019. Dr. Wang has served as a professor and primarily conducts research activities at Kesi Technology (Wenzhou) Research Institute since November 2021. From October 2016 to October 2021, Dr. Wang served as a professor at School of Information Engineering of Guangdong University of Technology in Guangdong, the PRC and a distinguished professor under the University 100 Talents Plan. He has served as session or local chairs of IEEE International Conference in 2013, 2015, 2016 and 2018. Since 2014, he has been reviewer for IEEE Transaction on Intelligent Transportation Systems, as well as Journal of Nonlinear Dynamics. Dr. Wang received his Bachelor of Science degree in Physics from Peking University in 1982, his Master of Science degree in Theoretical Physics from Institute of Theoretical Physics, Academy of Sciences of PRC in 1986, and his Ph.D. degree from the University of Texas at Austin in Electrical and Computer Engineering in 1993.

Vote Required

The election of each of the Director Nominees for purposes of Proposal No. 1, the Director Election Proposal, will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of ordinary shares vote “FOR” the election of such Director Nominee. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the Director Nominees described in this Proposal No. 1.

Corporate Governance

Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Ming Zhao, Everett Xiaolin Wang, Frank Shen and Charles Athle Nelson are “independent directors” as defined by the Nasdaq Stock Market (“Nasdaq”).

Committees of the Board

The Board has established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Mr. Ming Zhao, Mr. Frank Shen and Mr. Charles Athle Nelson serve as members of our audit committee. Mr. Ming Zhao serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Mr. Ming Zhao, Mr. Frank Shen and Mr. Charles Athle Nelson are independent. Each member of the audit committee is financially literate and our Board has determined that Mr. Zhao qualifies as an “audit committee financial expert” as defined in applicable SEC rules. In the fiscal year ended December 31, 2023, the audit committee of the Board did not hold any meetings.

We have adopted and approved a charter for the audit committee. In accordance with our audit committee charter, our audit committee shall perform several functions, including:

•        Selecting a qualified firm to serve as the independent registered public accounting firm to audit the Company’s financial statements;

•        Helping to ensure the independence and performance of the independent registered public accounting firm;

•        Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements;

•        Developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        Reviewing the Company’s policies on and oversees risk assessment and risk management, including enterprise risk management;

•        Reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures;

•        Reviewing related person transactions; and

•        Approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Compensation Committee

Mr. Everett Xiaolin Wang, Mr. Frank Shen and Mr. Charles Athle Nelson are members of our Compensation Committee and Mr. Charles Athle Nelson serves as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by Nasdaq. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices. In the fiscal year ended December 31, 2023, the compensation committee of the Board did not hold any meetings.

Nominating and Governance Committee

Mr. Everett Xiaolin Wang, Mr. Frank Shen and Mr. Charles Athle Nelson are the members of our Nominating and Governance Committee where Mr. Frank Shen serves as the chairman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by Nasdaq. Our Board adopted and approved a charter for the Nominating and Governance Committee. In accordance with the Nominating and Governance Committee’s Charter, the Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the Board for consideration and review our corporate governance policies. In the fiscal year ended December 31, 2023, the nominating and governance committee of the Board did not hold any meeting.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and Nasdaq rules.

Family Relationships

Mr. Peter Zuguang Wang and Mr. Raymond Z. Wang are father and son, respectively. None of our other directors or executive officers has a family relationship as defined in Item 401 of Regulation S-K.

Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934 (“Exchange Act”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Shareholder Communications with the Board

We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of shareholders are heard by the Board, and that appropriate responses are provided to shareholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Board Diversity Matrix

Board Diversity Matrix as of November 21, 2024
Total Number of Directors			5
	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity				—	—
Directors	—	5		—	—
Part II: Demographic Background	—	—		—	—
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	4		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	—	1		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

Director Compensation

The following table represents compensation earned by our directors in 2023.

Name	Fees earned in cash ($)	Share awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Peter Zuguang Wang	$25,000	$—	—	—	$25,000
Frank Shen	$25,000	$—	—	—	$25,000
Ming Zhao	$25,000	$—	—	—	$25,000
Everett Xiaolin Wang	$25,000	$—	—	—	$25,000
Charles Athle Nelson	$25,000	$—	—	—	$25,000

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Raymond Z. Wang	40	Chief Executive Officer and President
Jing Jin	40	Chief Financial Officer

Mr. Raymond Z. Wang has served as our Chief Executive Officer and President since October 24, 2019, the Chief Executive Officer of Zhongchai Holding since April 2019 and the Chief Executive Officer of HEVI Corp. since January 2020. From February 2019 to November 2020, Mr. Wang served as Chairman of the board of ONE Project, a non-profit organization that unifies local communities to collectively tackle social issues such as hunger. From November 2017 to March 2019, Mr. Wang was the President of Devirra Corporation, a warehousing management and logistic company. From August 2007 to July 2017, Mr. Wang worked as the Vice President at Bank of America Merrill Lynch, developing a client acquisition channel for an online platform. From December 2005 to March 2007, Mr. Wang served as the Financial Advisor at Cowan Financial Group, a full-service financial planning and consulting firm, in New York. Mr. Wang received his Bachelor’s degree in Economics from Rutgers University.

Mr. Jing Jin has served as our Chief Financial Officer since October 24, 2019. He has also served as the Chief Financial Officer of Zhongchai Holding since August 2019. Prior to that, Mr. Jin served as the Chief Financial Officer of Tantech Holdings Ltd. (Nasdaq: TANH), a manufacturer of bamboo-based charcoal products in the PRC, from May 2016 to June 2019. From January 2014 to February 2015, Mr. Jin served as Senior Adviser for AAIC (Shanghai) Co., Ltd., a consulting company in the PRC, responsible for overseeing M&A transactions. From September 2011 to November 2013, he worked as a senior financial adviser in CanAccess Int’l Financial Consultants Ltd. in Vancouver, Canada, responsible for small-medium enterprises’ financing both in private and public sectors. From December 2008 to August 2011, Mr. Jin was an audit associate at MaloneBailey, LLP, an accounting firm, in its offices in Canada and the PRC. Mr. Jin graduated from Simon Fraser University in June 2008 in Burnaby, Canada with a Bachelor of Business Administration degree.

Summary Compensation Table

Greenland Technologies Holding Corporation is a “smaller reporting company” under the rules promulgated by the SEC and the Company complies with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Raymond Z. Wang, Chief Executive Officer and President(1)	2023	200,000	—	—	—	—	—	—	200,000
Jing Jin, Chief Financial Officer(2)	2023	200,000	—	—	—	—	—	—	200,000

____________

(1)      Mr. Wang has served as the Chief Executive Officer and President of the Company since October 24, 2019.

(2)      Mr. Jin has served as the Chief Financial Officer of the Company since October 24, 2019.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

On October 24, 2019, the Company entered into employment agreements (each an “Employment Agreement,” collectively, the “Employment Agreements”) with each of Mr. Raymond Z. Wang and Mr. Jing Jin, (each an “officer,” collectively, “Officers”), both of which are filed as exhibits to the Form 8-K (File No. 001-38605) the Company filed with the SEC on October 30, 2019.

Under the Employment Agreements, each Officer is employed for a specific period. We may terminate the employment with any Officer for cause, at any time, without advance notice or remuneration, for certain acts of the Officer, including, but not limited to, conviction or plea of guilty to a crime, gross negligence, dishonest act that has caused detriment to the Company, or a failure to perform agreed duties. The Company may terminate the employment with the Officer without cause, at any time, upon one-month prior written notice. Upon termination without cause, the Company shall provide certain severance payments and benefits to the executive specified in the Employment Agreements. The Officer may terminate the Employment at any time with a one-month prior written notice to the Company, if (1) there is a material reduction in the Officer’s authority, duties and responsibilities, or (2) there is a material reduction in the Officer’s annual salary.

Each of the Officers agreed, at all times during the term of the employment and after his termination, to hold in the strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, corporation or other entity without prior written consent of the Company, any confidential information defined therein.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires our directors, officers and persons who own more than 10% of our Ordinary Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Ordinary Shares and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, during fiscal year ended December 31, 2023, all Section 16(a) filings applicable to officers, directors and greater than 10% shareholders were made on time.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date by our officers, directors and 5% or greater beneficial owners of ordinary shares. There is no other person or group of affiliated persons, known by us to beneficially own more than 5% of our ordinary shares.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

Class of Shares	Directors and named Executive Officers**†	Amount Beneficially Owned on Record Date	Percent of Class Owned on Record Date
Ordinary Shares	Peter Zuguang Wang(1)	6,214,240	45.71%
Ordinary Shares	Raymond Z. Wang	186,500	1.37%
Ordinary Shares	Jing Jin	—	—
Ordinary Shares	Everett Xiaolin Wang	2,500	*
Ordinary Shares	Frank Shen	2,500	*
Ordinary Shares	Charles Athle Nelson	2,500	*
Ordinary Shares	Ming Zhao	2,500	*
Ordinary Shares	All Directors and executive officers as a group (8 persons)	6,410,740	47.16%

	5% Security Holders
	Peter Zuguang Wang and his affiliated entity(1)	6,214,240	45.71%

____________

*        Aggregate number of shares accounts for less than 1% of our total ordinary shares outstanding as of the Record Date.

**      Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

†        The business address of such individual is 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512.

(1)      Represents 2,500 ordinary shares directly owned by Peter Zuguang Wang and 6,214,240 ordinary shares held by Cenntro Holding Limited, a company incorporated in Hong Kong and wholly owned by Peter Zuguang Wang.

Certain Relationships and Related Transactions

Names and Relationship of Related Parties	Existing Relationship with the Company
Sinomachinery Holding Limited	Under common control of Peter Zuguang Wang
Cenntro Holding Limited	Controlling shareholder of the Company
Zhejiang Kangchen Biotechnology Co., Ltd.	Under common control of Peter Zuguang Wang
Cenntro Smart Manufacturing Tech. Co., Ltd.	Under common control of Peter Zuguang Wang
Zhejiang Zhonggong Machinery Co., Ltd.	Under common control of Peter Zuguang Wang
Xinchang County Jiuxin Investment Management Partnership (LP)	Under control of Mr. Mengxing He, the General Manger and one of the directors of Zhejiang Zhongchai Machinery Co. Ltd. (“Zhejiang Zhongchai”)
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)	Under common control of Peter Zuguang Wang
Hangzhou Cenntro Autotech Co., Limited	Under common control of Peter Zuguang Wang
Peter Zuguang Wang	Chairman of the Company
Hangzhou Jiuru Economic Information Consulting Co. Ltd	One of the directors of Hengyu
Xinchang County Jiuhe Investment Management Partnership (LP)	Under control of Mr. Mengxing He, the General Manger and one of the directors of Zhejiang Zhongchai; non-controlling interests in Zhejiang Zhongchai
Cenntro Automotive Corporation	Under common control of Peter Zuguang Wang

Summary of Balances with Related Parties

Due to related parties

	As of
	December 31, 2023	December 31, 2022
Due to related parties:
Zhejiang Zhonggong Machinery Co., Ltd.(1)	$—	$64,563
Cenntro Smart Manufacturing Tech. Co., Ltd.(2)	2,606	2,683
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)(3)	94,442	94,442
Cenntro Holding Limited(4)	1,341,627	1,341,627
Hangzhou Jiuru Economic Information Consulting Co. Ltd(5)	190,000	190,000
Peter Zuguang Wang(6)	2,392,961	—
Total	$4,021,636	$1,693,315

____________

All balances of due to related parties as of December 31, 2023 and 2022 were unsecured, interest-free and had no fixed terms of repayments.

The balance of due to related parties as of December 31, 2023 and December 31, 2022 consisted of:

(1)      Interest payable to Zhejiang Zhonggong Machinery Co., Ltd, which is waived by Zhejiang Zhonggong Machinery Co., Ltd in 2023;

(2)      Employee wages paid by Cenntro Smart Manufacturing Tech. Co., Ltd. on the Company’s behalf;

(3)      Temporary borrowings from Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership);

(4)      Total dividend payment of $7.6 million declared by Zhongchai Holding to Cenntro Holding Limited. As of December 31, 2019, the balance was $1.34 million, and no further payments had been made since then;

(5)      Consulting fees payable to Hangzhou Jiuru Economic Information Consulting Co. Ltd; and

(6)      Payable to Peter Zuguang Wang for capital reduction due to the dissolution of Shanghai Hengyu on July 10, 2023.

Due from related parties

	As of
	December 31, 2023	December 31, 2022
Due from related parties-current:
Zhuhai Hengzhong Industrial Investment Fund (Limited Partnership)	225,927	214,245
Cenntro Holding Limited	$—	$30,000,000
Total	$225,927	$30,214,245
	As of
	December 31, 2023	December 31, 2022
Due from related parties-noncurrent:
Cenntro Holding Limited	$—	$6,455,662
Total	$—	$6,455,662

The balance of due from related parties as of December 31, 2023 and December 31, 2022 consisted of:

Other receivable from Cenntro Holding Limited was $34.46 million and $36.46 million as of December 31, 2023 and December 31, 2022, respectively. The Company does not expect the amount due from Cenntro Holding Limited will be repaid. The Company therefore recorded a full provision for expected credit loss for the year ended December 31, 2023. As of December 31, 2023 and December 31, 2022, other receivable, net from Cenntro Holding Limited was $0.00 million and $36.46 million, respectively.

Summary of Related Party Dividend Payment

A summary of dividend payment declared by Zhejiang Zhongchai to related parties for the years ended December 31, 2023 and 2022 are listed below:

	For the years ended December 31,
	2023	2022
Dividend payment to related parties:
Xinchang County Jiuxin Investment Management Partnership (LP)	208,524	—
Xinchang County Jiuhe Investment Management Partnership (LP)	495,071

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

We are asking our shareholders to ratify the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. In the event our shareholders fail to ratify the appointment, the audit committee and the Board may reconsider this appointment.

We have been advised by Enrome LLP that neither of the firm nor any of its respective associates had any relationship during the last fiscal year with our company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of Enrome LLP are not expected to attend the Meeting and therefore are not expected to be available to respond to any questions. As a result, representatives of Enrome LLP will not make a statement at the Meeting.

Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by external accounting firms and auditing firms for the audit of our consolidated financial statements for the years ended December 31, 2023 and 2022 and fees billed for other services rendered in each year.

WWC Professional Corporation (our former auditor)

Types of Fees	2023	2022
Audit fees(1)	$275,000	$275,000
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Totals	$275,000	$275,000

____________

(1)      Audit fees consist of fees for the audit of our annual financial statements or services that are normally provided in connection with statutory and regulatory annual and quarterly filings or engagements.

(2)      Audit-related fees consist of fees for accounting, assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as Audit Fees.

(3)      Tax fees consist of fees for tax compliance services, tax advice and tax planning.

(4)      Any other fees not included in Audit Fees, Audit-Related Fees, or Tax Fees.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The audit committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimis exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the audit committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimis exceptions.

The audit committee of our Board has established its pre-approval policies and procedures, pursuant to which the audit committee approved the foregoing audit, tax and non-audit services provided by WWC Professional Corporation, our former auditor (“WWC”), in 2022 and 2023, which firm we dismissed on May 2, 2024. Consistent with the audit committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the audit committee. The full audit committee approves proposed services and fee estimates for these services. One or more independent directors serving on the audit committee may be delegated by the full audit committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full audit committee at its next scheduled meeting. Pursuant to these procedures, the audit committee approved the foregoing audit services provided by WWC.

Vote Required

Proposal No. 2 — the Auditor Ratification Proposal (the ratification of the appointment of Enrome LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024) will be approved if a majority of the total votes properly cast electronically or by proxy at the Meeting by the holders of Ordinary Shares vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote, but will be treated as present at the Meeting for purposes of determining the presence or absence of a quorum for the Meeting.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of Enrome LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of the appointment of Enrome LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, as described in this Proposal No. 2.

Audit Committee Report

The primary purpose of the audit committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The audit committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB” ) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2023 for filing with the SEC, which Annual Report was filed April 16, 2024.

Ming Zhao
Frank Shen
Charles Athle Nelson

The information contained in this proxy statement with respect to the audit committee’s report above and the independence of the members of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal would instruct the chairman of the Meeting to adjourn the Meeting to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event the Company does not receive the requisite shareholder vote to approve the Proposals. If the Adjournment Proposal is approved, we will be able to adjourn the Meeting for the purpose of soliciting additional proxies to approve the Director Election Proposal and the Auditor Ratification Proposal. If you have previously submitted a proxy on the proposals discussed in this proxy statement and wish to revoke it upon adjournment of the Meeting, you may do so.

Vote Required for Approval

The approval of the Adjournment Proposal requires a simple majority of votes cast by shareholders entitled to vote, voting in person or by proxy or by corporate representative, at the Meeting.

Shares represented at the Meeting but not voted, including abstentions and broker “non-votes,” will be treated as present at the Meeting for purposes of determining the presence or absence of a quorum for the Meeting.

Recommendation of Our Board

The Board unanimously recommends that you vote “FOR” Proposal No. 3, the Adjournment Proposal.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Director Attendance

The Board held two meetings in 2023. Charles Athle Nelson, one of our independent directors, attended the annual general meeting of shareholders last year.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The Company will bear the costs of holding the annual general meeting and the cost of soliciting proxies, including costs of printing and mailing the proxy card. The Company’s directors, officers and employees may solicit proxies by mail, email, telephone, facsimile or other means of communication. These directors, officers and employees will not be paid additional remuneration for their efforts, but may be reimbursed for out-of-pocket expenses incurred in connection therewith.

Annual Report

The Annual Report is being sent with this Proxy Statement to each shareholder and is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2023. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered shareholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact Broadridge Investor Communication Solutions, Inc., or by forwarding a written request addressed to

Broadridge Investor Communication Solutions, Inc., 1 State St, 30th Floor, New York, NY 10004. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy Statement will be sent. By contacting Broadridge Investor Communication Solutions, Inc., 5 Dakota Drive, Suite 300, Lake Success, NY 11042, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports to shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, In the future or (ii) request delivery of a single copy of annual reports to shareholders and proxy statements in the future if registered shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own ordinary shares, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Such Report constitutes the Company’s Annual Report to its Shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the fiscal year ended December 31, 2023 and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Raymond Z. Wang, our Chief Executive Officer, at 50 Millstone Road, Building 400 Suite 130, East Windsor, NJ 08512, or by telephone on 1(888) 827-4832.

Annex A

SCAN TO VIEW MATERIALS & VOTE GREENLAND TECHNOLOGIES HOLDING CORP. 50 MILLSTONE ROAD BUILDING 400, SUITE 130 EAST WINDSOR, NJ 08512 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 24, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GTEC2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 24, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V60041-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GREENLAND TECHNOLOGIES HOLDING, CORP. The Board of Directors recommends you vote FOR each of the following: 1. Election of the following director nominees to serve as a Class I directors until the annual shareholders meeting in 2026 and until their successors are duly elected and qualified. Nominees: 1a. Ming Zhao For Against Abstain 1b. Charles Athle Nelson 1c. Zheng He The Board of Directors recommends you vote FOR the following proposals 2 and 3. For Against Abstain 2. To ratify the appointment of Enrome LLP (“Enrome”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To instruct the chairman of the Meeting adjourn the Meeting to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the foregoing Proposals, in the event the Company does not receive the requisite shareholder vote to approve the Proposals. NOTE: To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annex A-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. GREENLAND TECHNOLOGIES HOLDING CORP. Annual Meeting of Shareholders December 27, 2024 9:30 AM EST This proxy is solicited by the Board of Directors The undersigned hereby appoints Raymond Wang and Jing Jin, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the other side, all the ordinary shares of Greenland Technologies Holding Corp. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/GTEC2024, at 9:30 AM EST, on December 27, 2024 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse sideV60042-TBD

Annex A-2